UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2010

IMARX THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33043	86-0974730
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6860 Lexington Avenue, Suite 120 Los Angeles, CA	90038
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (323) 790-1717

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 9, 2010 ImaRx Therapeutics, Inc. (“ImaRx” or the “Company”) held a Special Meeting of Stockholders.  At the special meeting, the stockholders of ImaRx approved the reincorporation of the Company in the State of Nevada by the following vote:

Votes For:	77,114,506
Votes Against:	6000
Abstentions:	759
Broker Non-Votes:	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 14, 2010	IMARX THERAPEUTICS, INC.

	By:	/s/ Edward Sylvan
Edward Sylvan
Chief Executive Officer